Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS RESULTS FOR FIRST QUARTER 2024

•Diluted EPS of $0.68; $0.70, as adjusted
•Operating margin of 32.8%; 35.5%, as adjusted
•Ending AUM of $81.2 billion; average AUM of $80.2 billion
•Net outflows of $2.0 billion

NEW YORK, NY, April 17, 2024—Cohen & Steers, Inc. (NYSE: CNS) today reported its results for the quarter ended March 31, 2024.
Financial Highlights

(in thousands, except percentages and per share data)	Three Months Ended
	March 31, 2024	December 31, 2023	$ Change	% Change
U.S. GAAP
Revenue	$122,710	$119,188	$3,522	3.0%
Expenses	$82,445	$81,322	$1,123	1.4%
Operating income	$40,265	$37,866	$2,399	6.3%
Non-operating income (loss) (1)	$5,037	$16,651	$(11,614)	(69.7%)
Net income attributable to common stockholders	$34,004	$29,817	$4,187	14.0%
Diluted earnings per share	$0.68	$0.60	$0.08	13.8%
Operating margin	32.8%	31.8%	N/A	100 bps

As Adjusted (2)
Net income attributable to common stockholders	$34,653	$33,403	$1,250	3.7%
Diluted earnings per share	$0.70	$0.67	$0.03	3.5%
Operating margin	35.5%	34.7%	N/A	80 bps
_________________________

(1)Included amounts attributable to third-party interests in consolidated investment vehicles. Refer to non-operating income (loss) tables on page 3 for additional detail.
(2)Refer to pages 13-14 for reconciliations of U.S. GAAP to as adjusted results.

Revenue

(in thousands)	Three Months Ended
	March 31, 2024	December 31, 2023	$ Change	% Change
Investment advisory and administration fees
Open-end funds	$60,787	$57,680	$3,107	5.4%
Institutional accounts	30,352	30,925	$(573)	(1.9)%
Closed-end funds	24,206	23,428	$778	3.3%
Total	115,345	112,033	$3,312	3.0%
Distribution and service fees	6,817	6,647	$170	2.6%
Other	548	508	$40	7.9%
Total revenue	$122,710	$119,188	$3,522	3.0%

•The increase in total investment advisory and administration fees from the fourth quarter of 2023 was primarily due to higher average assets under management across all three types of investment vehicles and an increase in the average effective fee rate, partially offset by one less day in the quarter. The fourth quarter of 2023 included performance fees from certain institutional accounts of $1.3 million.
Expenses

(in thousands)	Three Months Ended
	March 31, 2024	December 31, 2023	$ Change	% Change
Employee compensation and benefits	$52,003	$49,601	$2,402	4.8%
Distribution and service fees	13,395	12,936	$459	3.5%
General and administrative	14,793	17,308	$(2,515)	(14.5)%
Depreciation and amortization	2,254	1,477	$777	52.6%
Total expenses	$82,445	$81,322	$1,123	1.4%

•Employee compensation and benefits increased $2.4 million from the fourth quarter of 2023, primarily due to increases in payroll taxes and the company’s 401(k) match;
•Distribution and service fees increased from the fourth quarter of 2023, primarily due to higher average assets under management in U.S. open-end funds;
•General and administrative expenses decreased from the fourth quarter of 2023, primarily due to lower rent expense of $1.6 million related to the expiration of the lease for the company’s prior headquarters in January 2024 and a decrease in recruitment fees of $314,000; and
•Depreciation and amortization increased from the fourth quarter of 2023. The company began depreciating fixed assets and leasehold improvements associated with its new corporate headquarters which became operational in December 2023.
Operating Margin
Operating margin was 32.8% for the first quarter of 2024, compared with 31.8% for the fourth quarter of 2023. Operating margin represents the ratio of operating income to revenue.

Non-operating Income (Loss)

(in thousands)	Three Months Ended
	March 31, 2024
	Consolidated Investment Vehicles	Corporate Seed Investments	Corporate Other		Total
Interest and dividend income—net	$985	$912	$2,022		$3,919
Gain (loss) from investments—net	561	627	(204)	(1)	984
Foreign currency gain (loss)—net	(208)	26	316	(2)	134
Total non-operating income (loss)	1,338	1,565	2,134		5,037
Net (income) loss attributable to noncontrolling interests	(410)	—	—		(410)
Non-operating income (loss) attributable to the company	$928	$1,565	$2,134		$4,627
_________________________
(1)Comprised primarily of gain (loss) on derivative contracts, which are utilized to economically hedge a portion of the market risk of the company's seed investments included in both Consolidated Investment Vehicles and Corporate Seed Investments.
(2)Comprised primarily of net foreign currency exchange gain (loss) associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.

(in thousands)	Three Months Ended
	December 31, 2023
	Consolidated Investment Vehicles	Corporate Seed Investments	Corporate Other		Total
Interest and dividend income—net	$983	$943	$2,285		$4,211
Gain (loss) from investments—net	16,345	1,943	(3,989)	(1)	14,299
Foreign currency gain (loss)—net	(390)	(28)	(1,441)	(2)	(1,859)
Total non-operating income (loss)	16,938	2,858	(3,145)		16,651
Net (income) loss attributable to noncontrolling interests	(12,820)	—	—		(12,820)
Non-operating income (loss) attributable to the company	$4,118	$2,858	$(3,145)		$3,831
_________________________
(1)Comprised primarily of gain (loss) on derivative contracts, which are utilized to economically hedge a portion of the market risk of the company's seed investments included in both Consolidated Investment Vehicles and Corporate Seed Investments.
(2)Comprised primarily of net foreign currency exchange gain (loss) associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.

Income Taxes
A reconciliation of the company’s statutory federal income tax rate and the effective income tax rate is summarized in the following table:

	Three Months Ended
	March 31, 2024	December 31, 2023
U.S. statutory tax rate	21.0%	21.0%
State and local income taxes, net of federal benefit	2.9	3.4
Non-deductible executive compensation	0.9	1.5
Excess tax benefits related to the vesting and delivery of restricted stock units	(0.6)	0.1
Valuation allowance on corporate seed investments	(0.2)	1.9
Other	0.3	0.6
Effective income tax rate	24.3%	28.5%

Assets Under Management

(in millions)	As of		Change
By Investment Vehicle	March 31, 2024	December 31, 2023	$	%
Open-end funds	$37,685	$37,032	$653	1.8%
Institutional accounts	32,424	35,028	$(2,604)	(7.4%)
Closed-end funds	11,126	11,076	$50	0.5%
Total	$81,235	$83,136	$(1,901)	(2.3%)

By Investment Strategy
U.S. real estate	$38,476	$38,550	$(74)	(0.2%)
Preferred securities	18,589	18,164	$425	2.3%
Global/international real estate	13,442	15,789	$(2,347)	(14.9%)
Global listed infrastructure	8,395	8,356	$39	0.5%
Other	2,333	2,277	$56	2.5%
Total	$81,235	$83,136	$(1,901)	(2.3%)

Assets under management at March 31, 2024 were $81.2 billion, a decrease of 2.3% from $83.1 billion at December 31, 2023. The decrease was due to net outflows of $2.0 billion and distributions of $610 million, partially offset by market appreciation of $679 million.
Open-end Funds
Assets under management in open-end funds at March 31, 2024 were $37.7 billion, an increase of 1.8% from $37.0 billion at December 31, 2023. The increase was primarily due to the following:
•Net inflows of $325 million into U.S. real estate and $288 million into preferred securities, partially offset by net outflows of $70 million from global listed infrastructure;
•Market appreciation of $410 million from preferred securities, partially offset by market depreciation of $92 million from U.S. real estate; and
•Distributions of $135 million from U.S. real estate and $132 million from preferred securities. Of these distributions, $228 million was reinvested and included in net flows.
Institutional Accounts
Assets under management in institutional accounts at March 31, 2024 were $32.4 billion, a decrease of 7.4% from $35.0 billion at December 31, 2023. The decrease was primarily due to the following:
•Advisory:
◦Net outflows of $2.0 billion from global/international real estate, primarily due to the termination of two client accounts resulting from the elimination of real estate from their respective strategic asset allocations, and $302 million from preferred securities, partially offset by net inflows of $120 million into U.S. real estate; and
◦Market appreciation of $93 million from global listed infrastructure.
•Japan subadvisory:
◦Net outflows of $205 million from global/international real estate and $104 million from U.S. real estate; and

◦Distributions of $169 million from U.S. real estate.
•Subadvisory excluding Japan:
◦Net outflows of $35 million; and
◦Market depreciation of $10 million.
Closed-end Funds
Assets under management in closed-end funds at both March 31, 2024 and December 31, 2023 were $11.1 billion.

Investment Performance at March 31, 2024
_________________________
(1)    Past performance is no guarantee of future results. Outperformance is determined by comparing the annualized investment performance of each investment strategy to the performance of specified reference benchmarks. Investment performance in excess of the performance of the benchmark is considered outperformance. The investment performance calculation of each investment strategy is based on all active accounts and investment models pursuing similar investment objectives. For accounts, actual investment performance is measured gross of fees and net of withholding taxes. For investment models, for which actual investment performance does not exist, the investment performance of a composite of accounts pursuing comparable investment objectives is used as a proxy for actual investment performance. The performance of the specified reference benchmark for each account and investment model is measured net of withholding taxes, where applicable. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.
(2)    © 2024 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period at March 31, 2024. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.

Balance Sheet Information
As of March 31, 2024, cash, cash equivalents, U.S. Treasurys and liquid seed investments were $233.1 million, compared with $318.8 million as of December 31, 2023. The change was primarily due to the payment of year-end cash bonuses to employees, repurchases of common stock to satisfy employee withholding tax obligations on the vesting and delivery of restricted stock units and the funding of a portion of the company’s capital commitment to Cohen & Steers Income Opportunities REIT, Inc. As of March 31, 2024, stockholders' equity was $378.9 million, compared with $381.2 million as of December 31, 2023.

Conference Call Information
Cohen & Steers will host a conference call tomorrow, April 18, 2024 at 10:00 a.m. (ET) to discuss the company's first quarter results. Investors and analysts can access the live conference call by dialing 888-300-4150 (U.S.) or +1-646-970-1530 (international); passcode: 4855092. Participants should plan to register at least 10 minutes before the conference call begins. The accompanying presentation will be available on the company's website at www.cohenandsteers.com under “Company—Investor Relations—Earnings Archive.”
A replay of the call will be available for two weeks starting approximately two hours after the conference call concludes on April 18, 2024 and can be accessed at 800-770-2030 (U.S.) or +1-609-800-9909 (international); passcode: 4855092. Internet access to the webcast, which includes audio (listen-only), will be available on the company’s website at www.cohenandsteers.com under “Company—Investor Relations" under "Financials.” The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a leading global investment manager specializing in real assets and alternative income, including listed and private real estate, preferred securities, infrastructure, resource equities, commodities, as well as multi-strategy solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Dublin, Hong Kong, Tokyo and Singapore.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the company's current views with respect to, among other things, the company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the company's Annual Report on Form 10-K for the year ended December 31, 2023 (the Form 10-K), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Three Months Ended			% Change From
	March 31, 2024	December 31, 2023	March 31, 2023	December 31, 2023	March 31, 2023
Revenue:
Investment advisory and administration fees	$115,345	$112,033	$118,034
Distribution and service fees	6,817	6,647	7,562
Other	548	508	486
Total revenue	122,710	119,188	126,082	3.0%	(2.7%)
Expenses:
Employee compensation and benefits	52,003	49,601	48,857
Distribution and service fees	13,395	12,936	14,216
General and administrative	14,793	17,308	17,122
Depreciation and amortization	2,254	1,477	988
Total expenses	82,445	81,322	81,183	1.4%	1.6%
Operating income	40,265	37,866	44,899	6.3%	(10.3%)
Non-operating income (loss):
Interest and dividend income—net	3,919	4,211	3,216
Gain (loss) from investments—net	984	14,299	(308)
Foreign currency gain (loss)—net	134	(1,859)	(1,276)
Total non-operating income (loss)	5,037	16,651	1,632	(69.7%)	*
Income before provision for income taxes	45,302	54,517	46,531	(16.9%)	(2.6%)
Provision for income taxes	10,888	11,880	10,233
Net income	34,414	42,637	36,298	(19.3%)	(5.2%)
Net (income) loss attributable to noncontrolling interests	(410)	(12,820)	(984)
Net income attributable to common stockholders	$34,004	$29,817	$35,314	14.0%	(3.7%)

Earnings per share attributable to common stockholders:
Basic	$0.69	$0.60	$0.72	13.6%	(4.4%)
Diluted	$0.68	$0.60	$0.71	13.8%	(4.5%)

Weighted average shares outstanding:
Basic	49,569	49,366	49,199
Diluted	49,835	49,725	49,402
_________________________ * Not meaningful.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Three Months Ended			% Change From
	March 31, 2024	December 31, 2023	March 31, 2023	December 31, 2023	March 31, 2023
Open-end Funds
Assets under management, beginning of period	$37,032	$33,671	$36,903
Inflows	3,302	3,269	3,474
Outflows	(2,733)	(3,773)	(3,779)
Net inflows (outflows)	569	(504)	(305)
Market appreciation (depreciation)	356	4,243	110
Distributions	(272)	(378)	(281)
Total increase (decrease)	653	3,361	(476)
Assets under management, end of period	$37,685	$37,032	$36,427	1.8%	3.5%
Percentage of total assets under management	46.4%	44.5%	45.6%
Average assets under management	$36,923	$34,410	$38,440	7.3%	(3.9%)

Institutional Accounts
Assets under management, beginning of period	$35,028	$31,216	$32,373
Inflows	902	675	715
Outflows	(3,445)	(1,102)	(833)
Net inflows (outflows)	(2,543)	(427)	(118)
Market appreciation (depreciation)	123	4,424	608
Distributions	(184)	(185)	(259)
Total increase (decrease)	(2,604)	3,812	231
Assets under management, end of period	$32,424	$35,028	$32,604	(7.4%)	(0.6%)
Percentage of total assets under management	39.9%	42.1%	40.8%
Average assets under management	$32,284	$32,102	$33,409	0.6%	(3.4%)

Closed-end Funds
Assets under management, beginning of period	$11,076	$10,271	$11,149
Inflows	4	1	11
Outflows	—	(5)	(85)
Net inflows (outflows)	4	(4)	(74)
Market appreciation (depreciation)	200	963	(47)
Distributions	(154)	(154)	(154)
Total increase (decrease)	50	805	(275)
Assets under management, end of period	$11,126	$11,076	$10,874	0.5%	2.3%
Percentage of total assets under management	13.7%	13.3%	13.6%
Average assets under management	$10,968	$10,476	$11,353	4.7%	(3.4%)

Total
Assets under management, beginning of period	$83,136	$75,158	$80,425
Inflows	4,208	3,945	4,200
Outflows	(6,178)	(4,880)	(4,697)
Net inflows (outflows)	(1,970)	(935)	(497)
Market appreciation (depreciation)	679	9,630	671
Distributions	(610)	(717)	(694)
Total increase (decrease)	(1,901)	7,978	(520)
Assets under management, end of period	$81,235	$83,136	$79,905	(2.3%)	1.7%
Average assets under management	$80,175	$76,988	$83,202	4.1%	(3.6%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Three Months Ended			% Change From
	March 31, 2024	December 31, 2023	March 31, 2023	December 31, 2023	March 31, 2023
Advisory
Assets under management, beginning of period	$20,264	$17,904	$18,631
Inflows	687	401	222
Outflows	(2,883)	(431)	(621)
Net inflows (outflows)	(2,196)	(30)	(399)
Market appreciation (depreciation)	128	2,390	258
Total increase (decrease)	(2,068)	2,360	(141)
Assets under management, end of period	$18,196	$20,264	$18,490	(10.2%)	(1.6%)
Percentage of institutional assets under management	56.1%	57.9%	56.7%
Average assets under management	$18,066	$18,515	$19,123	(2.4%)	(5.5%)

Japan Subadvisory
Assets under management, beginning of period	$9,026	$8,090	$8,376
Inflows	43	41	385
Outflows	(355)	(210)	(59)
Net inflows (outflows)	(312)	(169)	326
Market appreciation (depreciation)	5	1,290	270
Distributions	(184)	(185)	(259)
Total increase (decrease)	(491)	936	337
Assets under management, end of period	$8,535	$9,026	$8,713	(5.4%)	(2.0%)
Percentage of institutional assets under management	26.3%	25.8%	26.7%
Average assets under management	$8,640	$8,334	$8,739	3.7%	(1.1%)

Subadvisory Excluding Japan
Assets under management, beginning of period	$5,738	$5,222	$5,366
Inflows	172	233	108
Outflows	(207)	(461)	(153)
Net inflows (outflows)	(35)	(228)	(45)
Market appreciation (depreciation)	(10)	744	80
Total increase (decrease)	(45)	516	35
Assets under management, end of period	$5,693	$5,738	$5,401	(0.8%)	5.4%
Percentage of institutional assets under management	17.6%	16.4%	16.6%
Average assets under management	$5,578	$5,253	$5,547	6.2%	0.6%

Total Institutional Accounts
Assets under management, beginning of period	$35,028	$31,216	$32,373
Inflows	902	675	715
Outflows	(3,445)	(1,102)	(833)
Net inflows (outflows)	(2,543)	(427)	(118)
Market appreciation (depreciation)	123	4,424	608
Distributions	(184)	(185)	(259)
Total increase (decrease)	(2,604)	3,812	231
Assets under management, end of period	$32,424	$35,028	$32,604	(7.4%)	(0.6%)
Average assets under management	$32,284	$32,102	$33,409	0.6%	(3.4%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Three Months Ended			% Change From
	March 31, 2024	December 31, 2023	March 31, 2023	December 31, 2023	March 31, 2023
U.S. Real Estate
Assets under management, beginning of period	$38,550	$33,719	$35,108
Inflows	2,089	1,937	2,033
Outflows	(1,728)	(2,110)	(1,599)
Net inflows (outflows)	361	(173)	434
Market appreciation (depreciation)	(79)	5,434	907
Distributions	(356)	(427)	(437)
Transfers	—	(3)	68
Total increase (decrease)	(74)	4,831	972
Assets under management, end of period	$38,476	$38,550	$36,080	(0.2%)	6.6%
Percentage of total assets under management	47.4%	46.4%	45.2%
Average assets under management	$37,737	$35,072	$36,772	7.6%	2.6%

Preferred Securities
Assets under management, beginning of period	$18,164	$17,561	$19,767
Inflows	1,233	1,291	1,454
Outflows	(1,251)	(1,631)	(2,326)
Net inflows (outflows)	(18)	(340)	(872)
Market appreciation (depreciation)	625	1,117	(492)
Distributions	(181)	(177)	(195)
Transfers	(1)	3	2
Total increase (decrease)	425	603	(1,557)
Assets under management, end of period	$18,589	$18,164	$18,210	2.3%	2.1%
Percentage of total assets under management	22.9%	21.8%	22.8%
Average assets under management	$18,420	$17,492	$20,227	5.3%	(8.9%)

Global/International Real Estate
Assets under management, beginning of period	$15,789	$14,103	$14,782
Inflows	620	357	273
Outflows	(2,828)	(741)	(417)
Net inflows (outflows)	(2,208)	(384)	(144)
Market appreciation (depreciation)	(124)	2,107	202
Distributions	(16)	(37)	(8)
Transfers	1	—	(70)
Total increase (decrease)	(2,347)	1,686	(20)
Assets under management, end of period	$13,442	$15,789	$14,762	(14.9%)	(8.9%)
Percentage of total assets under management	16.5%	19.0%	18.5%
Average assets under management	$13,547	$14,381	$15,321	(5.8%)	(11.6%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Three Months Ended			% Change From
	March 31, 2024	December 31, 2023	March 31, 2023	December 31, 2023	March 31, 2023
Global Listed Infrastructure
Assets under management, beginning of period	$8,356	$7,582	$8,596
Inflows	80	178	135
Outflows	(184)	(176)	(124)
Net inflows (outflows)	(104)	2	11
Market appreciation (depreciation)	193	828	35
Distributions	(50)	(56)	(46)
Total increase (decrease)	39	774	—
Assets under management, end of period	$8,395	$8,356	$8,596	0.5%	(2.3%)
Percentage of total assets under management	10.3%	10.1%	10.8%
Average assets under management	$8,191	$7,851	$8,682	4.3%	(5.7%)

Other
Assets under management, beginning of period	$2,277	$2,193	$2,172
Inflows	186	182	305
Outflows	(187)	(222)	(231)
Net inflows (outflows)	(1)	(40)	74
Market appreciation (depreciation)	64	144	19
Distributions	(7)	(20)	(8)
Total increase (decrease)	56	84	85
Assets under management, end of period	$2,333	$2,277	$2,257	2.5%	3.4%
Percentage of total assets under management	2.9%	2.7%	2.8%
Average assets under management	$2,280	$2,192	$2,200	4.0%	3.6%

Total
Assets under management, beginning of period	$83,136	$75,158	$80,425
Inflows	4,208	3,945	4,200
Outflows	(6,178)	(4,880)	(4,697)
Net inflows (outflows)	(1,970)	(935)	(497)
Market appreciation (depreciation)	679	9,630	671
Distributions	(610)	(717)	(694)
Total increase (decrease)	(1,901)	7,978	(520)
Assets under management, end of period	$81,235	$83,136	$79,905	(2.3%)	1.7%
Average assets under management	$80,175	$76,988	$83,202	4.1%	(3.6%)

Reconciliations of U.S. GAAP to As Adjusted Financial Results
Management believes that use of the following as adjusted (non-GAAP) financial results provides greater transparency into the company’s operating performance. In addition, these as adjusted financial results are used to prepare the company's internal management reports, which are used in evaluating its business.
While management believes that these as adjusted financial results are useful in evaluating operating performance, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with U.S. GAAP.

Reconciliation of U.S. GAAP to As Adjusted Financial Results Net Income Attributable to Common Stockholders and Diluted Earnings per Share
	Three Months Ended
(in thousands, except per share data)	March 31, 2024	December 31, 2023		March 31, 2023
Net income attributable to common stockholders, U.S. GAAP	$34,004	$29,817		$35,314
Seed investments—net (1)	(1,003)	(1,651)		968
Accelerated vesting of restricted stock units	2,211	638		245
Lease transition and other costs - 280 Park Avenue (2)	807	2,459		2,443
Foreign currency exchange (gains) losses—net (3)	(456)	1,921		1,090
Tax adjustments—net (4)	(910)	219		(2,466)
Net income attributable to common stockholders, as adjusted	$34,653	$33,403		$37,594

Diluted weighted average shares outstanding	49,835	49,725		49,402
Diluted earnings per share, U.S. GAAP	$0.68	$0.60		$0.71
Seed investments—net (1)	(0.02)	(0.03)		0.02
Accelerated vesting of restricted stock units	0.05	0.01		0.01
Lease transition and other costs - 280 Park Avenue (2)	0.02	0.05		0.05
Foreign currency exchange (gains) losses—net (3)	(0.01)	0.04		0.02
Tax adjustments—net (4)	(0.02)	—	*	(0.05)
Diluted earnings per share, as adjusted	$0.70	$0.67		$0.76
_________________________
* Amounts round to less than $0.01 per share.
(1)Represents adjustment to remove the impact of consolidated investment vehicles and other seed investments from the company's financial results.
(2)Represents adjustment to remove the impact of lease and other expenses related to the company's prior headquarters, for which the lease expired in January 2024. From a GAAP perspective, the company recognized lease expense on both its prior and current headquarters as a result of overlapping lease terms.
(3)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.
(4)Tax adjustments are summarized in the following table:

(in thousands)	Three Months Ended
	March 31, 2024	December 31, 2023		March 31, 2023
Exclusion of tax effects associated with items noted above	$(500)	$158		$(1,285)
Exclusion of discrete tax items	(410)	61		(1,181)
Total tax adjustments	$(910)	$219		$(2,466)

Reconciliation of U.S. GAAP to As Adjusted Financial Results Revenue, Expenses, Operating Income and Operating Margin
	Three Months Ended
(in thousands, except percentages)	March 31, 2024	December 31, 2023	March 31, 2023
Revenue, U.S. GAAP	$122,710	$119,188	$126,082
Seed investments (1)	234	(142)	183
Revenue, as adjusted	$122,944	$119,046	$126,265

Expenses, U.S. GAAP	$82,445	$81,322	$81,183
Seed investments (1)	(175)	(528)	(267)
Accelerated vesting of restricted stock units	(2,211)	(638)	(245)
Lease transition and other costs - 280 Park Avenue (2)	(807)	(2,459)	(2,443)
Expenses, as adjusted	$79,252	$77,697	$78,228

Operating income, U.S. GAAP	$40,265	$37,866	$44,899
Seed investments (1)	409	386	450
Accelerated vesting of restricted stock units	2,211	638	245
Lease transition and other costs - 280 Park Avenue (2)	807	2,459	2,443
Operating income, as adjusted	$43,692	$41,349	$48,037

Operating margin, U.S. GAAP	32.8%	31.8%	35.6%
Operating margin, as adjusted	35.5%	34.7%	38.0%
__________________________
(1)Represents adjustment to remove the impact of consolidated investment vehicles from the company's financial results.
(2)Represents adjustment to remove the impact of lease and other expenses related to the company's prior headquarters, for which the lease expired in January 2024. From a GAAP perspective, the company recognized lease expense on both its prior and current headquarters as a result of overlapping lease terms.

Reconciliation of U.S. GAAP to As Adjusted Financial Results Non-operating Income (Loss)
	Three Months Ended
(in thousands)	March 31, 2024	December 31, 2023	March 31, 2023
Non-operating income (loss), U.S. GAAP	$5,037	$16,651	$1,632
Seed investments—net (1)	(1,822)	(14,857)	(466)
Foreign currency exchange (gains) losses—net (2)	(456)	1,921	1,090
Non-operating income (loss), as adjusted	$2,759	$3,715	$2,256
_________________________
(1)Represents adjustment to remove the impact of consolidated investment vehicles and other seed investments from the company's financial results.
(2)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.